Exhibit 10.8
Amended and Restated Guaranty
     THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this agreement, together with all amendments and restatements and Joinders, this “Guaranty Agreement”), dated as of May 6, 2010, is made by each of the signatories hereto and each other Person who becomes a party hereto pursuant to Section 23 (including any permitted successors and assigns, collectively, the “Guarantors” and each a “Guarantor”) in favor of REGIONS BANK, in its capacity as Administrative Agent (as defined in the Credit Agreement described below), for the benefit of each Creditor (Administrative Agent in such capacity, “Administrative Agent”).
BACKGROUND.
     Penson Worldwide, Inc., a Delaware corporation (the “Borrower”), the Administrative Agent, and the lenders party thereto previously executed that certain Amended and Restated Credit Agreement dated as of May 1, 2009 (such agreement, together with all amendments prior to the date of this Agreement, the “Existing Credit Agreement”).
     In connection with the Existing Credit Agreement, the Guarantors and the Administrative Agent executed that certain Guaranty Agreement dated as of May 1, 2009 (such agreement, together with all amendments prior to the date of this Agreement, the “Existing Guaranty”) to guarantee the obligations described therein.
     The Borrower, the Administrative Agent, and the lenders party thereto are now entering into that certain Second Amended and Restated Credit Agreement dated as of the date hereof (as may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”).
     It is a condition precedent to the effectiveness of the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty Agreement.
     It is the intention of the parties hereto to ratify and confirm the obligations of each Guarantor pursuant to the Existing Guaranty, as amended and restated hereby.
     Each Guarantor is a Subsidiary of the Borrower, and each Guarantor will derive substantial direct and indirect benefit from the making of the Loans and the issuance of Letters of Credit to the Borrower under the Credit Agreement.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Creditors to (a) make the Loans and issue Letters of Credit under the Credit Agreement and to extend other credit and financial accommodations under the Loan Documents, each Guarantor hereby agrees with Administrative Agent, for the benefit of Creditors, as follows:
     1. Defined Terms.
          (a) As used herein, the following terms have the following meaning:

     “Creditor” or “Creditors” means (a) Administrative Agent, (c) Lenders, (d) the Letter of Credit Issuer, and (e) any Related Party to whom any indemnification obligation is owed by any Loan Party pursuant to any Loan Document.
     “Joinder” means a Guaranty Joinder in substantially the form of Exhibit A.
     “Permitted Liens” means Liens permitted by Section 7.01 of the Credit Agreement.
     “Release Date” means the date on which all of the conditions set forth in Section 9.10(a)(i) (other than in respect of inchoate obligations) of the Credit Agreement have been satisfied.
          (b) Unless otherwise defined herein, terms herein shall have the meanings given to them in the Credit Agreement.
          (c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty Agreement shall refer to this Guaranty Agreement as a whole and not to any particular provision of this Guaranty Agreement, and section and paragraph references are to this Guaranty Agreement unless otherwise specified.
          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     2. Guarantee.
          (a) Subject to the provisions of Section 3, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to Administrative Agent, for the benefit of Creditors and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
          (b) Each Guarantor further agrees to pay or reimburse Administrative Agent and each of the Creditors for all their respective reasonable costs and expenses (including, without limitation, the fees and disbursements of any counsel to Administrative Agent and any of the Creditors) which may be paid or incurred by any of such Persons in enforcing or preserving any rights under this Guaranty Agreement, including, without limitation, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guaranty Agreement. With respect to each Guarantor, this Guaranty Agreement shall remain in full force and effect until the earlier to occur of (i) the Release Date, and (ii) the release of this Guaranty Agreement as to such Guarantor in accordance with Section 2(f) (the “Guaranty Termination Date”).
          (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guaranty Agreement or affecting the rights and remedies of Administrative Agent or any Creditor hereunder.

          (d) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by Administrative Agent or any Creditor from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations outstanding until the Guaranty Termination Date, subject to Section 3 below.
          (e) Each Guarantor agrees that all payments under this Guaranty Agreement shall be made to Administrative Agent for the benefit of Creditors. Notwithstanding the preceding sentence if, at any time any Guarantor shall make any payment to any Creditor on account of its liability hereunder, it will notify Administrative Agent in writing that such payment is made under this Guaranty Agreement for such purpose and promptly forward such payment, together with any necessary endorsement, to Administrative Agent.
          (f) The Guaranty Agreement shall be released as to a specific Guarantor in accordance with the terms of Section 9.10(b) of the Credit Agreement.
     3. Fraudulent Transfer Limitation. Anything in this Guaranty Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable Law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to other Loan Parties or Affiliates of other Loan Parties to the extent that such indebtedness would be discharged in an amount equal to the amount paid or property conveyed by such Guarantor under the Loan Documents) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (a) applicable Law or (b) any agreement providing for an equitable allocation among such Guarantor and other Loan Parties of obligations arising under the Loan Documents.
     4. Right of Contribution. The Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty Agreement. Accordingly, in the event any payment or distribution is made by any Guarantor under this Guarantee (a “Funding Guarantor”) that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor’s Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Guarantor’s Aggregate Payments (as defined below) to equal its Fair Share. “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (ii) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors, multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guarantee in respect of the obligations guaranteed. “Fair Share Shortfall” means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. “Adjusted Maximum Amount” means, with respect to a Guarantor, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty Agreement, determined in accordance with Section 3; provided that solely for purposes of calculating the “Adjusted Maximum Amount” with respect to any Guarantor for purposes of this Section 4, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this Section 4). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 4 shall not be construed in any way to limit the liability of any Guarantor hereunder.
     5. Right of Set-off. In addition to any rights and remedies Administrative Agent and of the Creditors provided by Law (including, without limitation, other rights of set-off), each Guarantor hereby irrevocably authorizes Administrative Agent and each Creditor at any time and from time to time without prior notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor to the extent not prohibited by applicable Law, upon any amount becoming due and payable by such Guarantor hereunder (whether at the stated maturity of the Obligations, by acceleration or otherwise) to set off and appropriate and apply against such amount, to the extent not prohibited by applicable law any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured at any time held or owing by such Creditor (or any branch or agency thereof) to or for the credit or the account of Administrative Agent or such Guarantor, whether or not Administrative Agent or such Creditor has made any demand for payment. Administrative Agent and each Creditor shall notify such Guarantor (and each Creditor shall notify Administrative Agent) promptly of any such set-off and the application made by Administrative Agent or such Creditor, provided that, to the extent not prohibited by applicable law, the failure to give such notice shall not affect the validity of such set-off and application.
     6. No Subrogation, Contribution, Reimbursement or Indemnity. Notwithstanding anything to the contrary in this Guaranty Agreement, until the Obligations (other than inchoate Obligations) have been paid, each Guarantor hereby agrees not to assert any rights which may have arisen in connection with the guarantees contained in this Guaranty Agreement to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code (or similar action under any successor law or under any comparable Law), including Section 509 thereof, under any other Bankruptcy Law, under common law or otherwise) of Administrative Agent and any of the Creditors against the Borrower or against Administrative Agent and any Creditor for the payment of the Obligations; provided, however, that each Guarantor shall be entitled to make any filings or take other actions as such Guarantor may reasonably deem necessary to preserve any claims it may have against the Borrower. Each Guarantor, until the Obligations (other than inchoate Obligations) have been paid, hereby agrees not to assert any contractual, common law, statutory and other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Borrower or any other Person which may have arisen in connection with the guarantees contained in this Guaranty Agreement. If any amount shall be paid by or on behalf of the Borrower to any Guarantor on account of any of the rights postponed in this Section 6, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided in the Credit Agreement. The provisions of this Section 6 shall survive the termination of the guarantees contained in this Guaranty Agreement.
     7. Amendments, etc. with Respect to the Obligations: Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by Administrative Agent or any Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released, and the Credit Agreement, any other Loan Documents, or any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, from time to time, and any collateral security, guarantee or right of offset at any time existing for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Each Guarantor hereby knowingly, intentionally and specifically waives any rights it may have at law or in equity to repudiate or abrogate or otherwise disclaim or limit its obligations hereunder as a result of any of the foregoing. Neither Administrative Agent nor any Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by or for it as security for the Obligations or for this Guaranty Agreement or any property subject thereto, and each Guarantor hereby knowingly, intentionally and specifically waives any rights it otherwise may have at law or in equity in the event of any failure by Administrative Agent or any Creditor to so protect, secure, perfect or insure any such Lien. When making any demand hereunder against any of the Guarantors, Administrative Agent or any Creditor may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by Administrative Agent or any Creditor to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Administrative Agent or any Creditor against any of the Guarantors. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.
     8. Guaranty Agreement Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Administrative Agent or any Creditor upon this Guaranty Agreement or acceptance of this Guaranty Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty Agreement; and all dealings between the Borrower and any of the Guarantors, on the one hand, and Administrative Agent and the Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty Agreement. Each Guarantor knowingly, intentionally and specifically waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guaranty Agreement shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to, and hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, the following: (a) the validity, regularity or enforceability of the Credit Agreement, any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by or for Administrative Agent or any Creditor, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against Administrative Agent or any Creditor, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guaranty Agreement, in bankruptcy or in any other instance, including, without limitation, any diminution in value, for whatever reason, of any of the collateral security for the Obligations. When pursuing its rights and remedies hereunder against any Guarantor, Administrative Agent or a Creditor may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto (and each Guarantor hereby knowingly, intentionally and specifically waives any right it may have to require Administrative Agent or a Creditor to do so), and any failure by Administrative Agent or any Creditor to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent or Creditors against such Guarantor. This Guaranty Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of Administrative Agent and Creditors, and their respective successors, endorsees, transferees and assigns, until the Guaranty Termination Date.
     9. Reinstatement. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Administrative Agent or any Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     10. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Administrative Agent without set-off or counterclaim in Dollars and immediately available funds at the office of Administrative Agent set forth in the Credit Agreement.
     11. Representations and Warranties. Each Guarantor hereby represents and warrants to Administrative Agent and each Creditor that:
          (a) such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property such Guarantor operates and to conduct the business in which such Guarantor is currently engaged, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;
          (b) such Guarantor has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty Agreement;
          (c) this Guaranty Agreement has been duly executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable Bankruptcy Laws and general equitable principles (whether considered in a proceeding in equity or at law);
          (d) the execution, delivery and (subject to Section 2.6 of the Pledge Agreement) performance of this Guaranty Agreement will not (i) contravene the terms of such Guarantor’s Organization Documents, (ii) violate any Law, (iii) be in conflict with, result in a breach of, constitute (alone or with notice or lapse of time or both) a default under or give rise to any right to accelerate any material obligation under any Contractual Obligation of such Guarantor or (iv) will not result in, or require, the creation or imposition of any Lien on any of the properties of such Guarantor, or any revenues, income or profits therefrom, whether now owned or hereafter acquired, pursuant to any order, injunction, writ or decree of a Governmental Authority or any arbitral award to which such Guarantor is subject or Contractual Obligation of such Guarantor (other than Permitted Liens);
          (e) no action, consent or authorization of, registration or filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person (including, without limitation, any shareholder or any Affiliate of such Guarantor) is required to be obtained or made by such Guarantor in connection with the execution, delivery, performance, validity or enforceability of this Guaranty Agreement other than such as have been obtained or made and are in full force and effect;
          (f) other than disclosed in public filings, if any, or provided to the Administrative Agent and the Lenders in writing, no material litigation is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of such Guarantor’s properties, revenues, income or profits therefrom with respect to this Guaranty Agreement or any of the transactions contemplated hereby;

          (g) as of the date on which this representation and warranty is made or deemed made, each of the Guarantors is Solvent, both before and after giving effect to the transactions contemplated by the Loan Documents consummated on such date and to the incurrence of all Indebtedness and other obligations incurred on such date in connection with the Loan Documents; and
          (h) each of the other representations and warranties contained in Article V of the Credit Agreement, insofar as such representations and warranties are applicable to such Guarantor, is true and correct in all material respects.
     Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Credit Extension under any Loan Document on and as of such date of such Credit Extension as though made hereunder on and as of such date.
     All representations and warranties made hereunder shall survive the execution and delivery hereof. Such representations and warranties have been or will be relied upon by Administrative Agent and each Creditor, regardless of any investigation made by Administrative Agent or any Creditor or on their behalf and notwithstanding that Administrative Agent or any Creditor may have had notice or knowledge of any Default at the time of any credit extension, and shall continue in full force and survive the Guaranty Termination Date.
     12. Covenants. Each Guarantor hereby covenants and agrees with Administrative Agent and each Creditor that, from and after the date of this Guaranty Agreement and until the occurrence of the Guaranty Termination Date, such Guarantor shall not take, and shall refrain from taking, any action that would result in a breach or violation of any of the covenants of the Borrower contained in the Credit Agreement.
     13. Authority of Administrative Agent. Each Guarantor acknowledges that the rights and responsibilities of Administrative Agent under the Guaranty Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty Agreement shall, as among Administrative Agent and the other Creditors be governed by the Credit Agreement and by such other agreements with respect thereto as may exist form time to time among them, but, as between Administrative Agent and such Guarantor, Administrative Agent shall be conclusively presumed to be acting as agent for the other Creditors with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
     14. Notices. All notices and other communications provided for hereunder shall be effectuated in the manner provided for in the Credit Agreement; provided that if a notice or communication hereunder is sent to a Guarantor, said notice shall be addressed to such Guarantor, in care of the Borrower.
     15. Counterparts. This Guaranty Agreement may be executed by one or more of the Guarantors on any number of separate counterparts (including by facsimile or attachment to electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guaranty Agreement signed by all the Guarantors shall be lodged with Administrative Agent.
     16. Severability. Any provision of the Guaranty Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     17. Integration. This Guaranty Agreement and the other Loan Documents represent the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by Administrative Agent or any Creditor relative to the subject matter hereof not reflected herein.
     18. Amendments in Writing; No Waiver; Cumulative Remedies.
          (a) None of the terms or provisions of this Guaranty Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the provisions of the Credit Agreement.
          (b) Neither Administrative Agent nor any Creditor shall by any act (except by a written instrument pursuant to this Section 18), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor delay in exercising, on the part of Administrative Agent or any Creditor, any right, power of privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power of privilege. A waiver by Administrative Agent or any Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or such Creditor would otherwise have on any future occasion.
          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by Law.
     19. Section Headings. The section headings used in this Guaranty Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
     20. Successors and Assigns. This Guaranty Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Administrative Agent and Creditors and their respective successors and assigns; provided, that no Guarantor may assign any of its rights or obligations under this Guaranty Agreement without the prior written consent of Administrative Agent and any such purported assignment shall be null and void.
     21. GOVERNING LAW; WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

          (a) THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED, THAT ADMINISTRATIVE AGENT AND EACH CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
          (b) EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR, AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF OR ANY JURISDICTION.
          (c) EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 21(b). EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. THIS SECTION 21 SHALL SURVIVE THE TERMINATION OF THIS GUARANTY AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH GUARANTOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.
     22. Waiver of Right to Trial by Jury. EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR

HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH GUARANTOR, ADMINISTRATIVE AGENT AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. THIS SECTION 22 SHALL SURVIVE THE TERMINATION OF THIS GUARANTY AGREEMENT, AND ANY SATISFACTION AND DISCHARGE OF EACH GUARANTOR BY VIRTUE OF ANY PAYMENT, COURT ORDER, OR LAW.
     23. Additional Guarantors. Any Person who was not a “Guarantor” under this Guaranty Agreement at the time of initial execution hereof shall become a “Guarantor” hereunder if required pursuant to the terms of the Loan Documents by executing and delivering to Administrative Agent a Joinder. Such Person shall also deliver such items to Administrative Agent in connection with the execution of such Joinder as required by the terms of the Loan Documents and this Guaranty Agreement. Any such Person shall thereafter be deemed a “Guarantor” for all purposes under this Guaranty Agreement.
     24. Loan Document. This Guaranty Agreement is a Loan Document.
     25. Amendment and Restatement. This Guaranty Agreement is an amendment and restatement of, but not a release or novation of, the Existing Guaranty. Each Guarantor ratifies and confirms its obligations pursuant to the Existing Guaranty, as amended and restated by this Guaranty Agreement.
     26. ENTIRE AGREEMENT. THIS AGREEMENT AND EACH RELATED AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
The Remainder of This Page Is Intentionally Left Blank.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first written above.

SAI HOLDINGS, INC.
By:	/s/ Daniel P. Son
	Name:	Daniel P. Son
	Title:	President

PENSON HOLDINGS, INC.
By:	/s/ Daniel P. Son
	Name:	Daniel P. Son
	Title:	Vice Chairman
Amended and Restated Guaranty — Signature Page

Exhibit A
Guaranty Joinder
     THIS GUARANTY JOINDER dated                     , to the Amended and Restated Guaranty dated as of May 6, 2010 (such agreement, together with all amendments and restatements, the “Guaranty Agreement”), is made by the parties thereto (collectively, the “Guarantors”) in favor of Regions Bank, as Administrative Agent (in such capacity, the “Administrative Agent”).
BACKGROUND.
     Capitalized terms not otherwise defined herein have the meaning specified in the Guaranty Agreement. The Guaranty Agreement provides that additional parties may become Guarantors under the Guaranty Agreement by execution and delivery of this form of Joinder. Pursuant to the provisions of Section 23 of the Guaranty Agreement, the undersigned is becoming a Guarantor under the Guaranty Agreement. The undersigned desires to become a Guarantor under the Guaranty Agreement in order to induce Creditors to continue to make and maintain financial accommodations under the Loan Documents.
AGREEMENT.
     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Creditors to continue to make and maintain financial accommodations under the Loan Documents, the undersigned hereby agrees with Administrative Agent, for the benefit of Creditors, as follows:
     1. Joinder. In accordance with the Guaranty Agreement, the undersigned hereby becomes a Guarantor under the Guaranty Agreement with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the undersigned.
     2. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 11 of the Guaranty Agreement to the same extent as each other Guarantor.
     3. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guaranty Agreement.
     4. Governing Law. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED, THAT ADMINISTRATIVE AGENT AND EACH CREDITOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     5. Full Force of Guaranty Agreement. Except as expressly supplemented hereby, the Guaranty Agreement remains in full force and effect in accordance with its terms.
     6. Counterparts. This Joinder may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
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IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By:
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Joinder Agreement (Guaranty Agreement) — Signature Page

ACCEPTED BY: REGIONS BANK, as Administrative Agent
By:
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Joinder Agreement (Guaranty Agreement) — Signature Page